Supplement dated August 21, 2006
        to the Statement of Additional Information for John Hancock Trust
                              Dated April 28, 2006

The following disclosure is added under "Calculation of Net Asset Value."


For purposes of calculating the net asset value per share ("NAV") of each Trust portfolio, investment transactions are accounted for on a "trade date plus one basis" (i.e, the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on trade date.


JHTSAIS4